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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2003


                        FINANCIAL ASSET SECURITIES CORP.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of April 1, 2003, providing for
                    the issuance of Asset-Backed Pass-Through
                         Certificates, Series 2003-FF1)


                        Financial Asset Securities Corp.
                        --------------------------------

             (Exact name of registrant as specified in its charter)
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       Delaware                      333-99463                 06-1442101
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

600 Steamboat Road
Greenwich, Connecticut                                           06830
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.                    Description
-----------            -----------                    -----------
1                      5.1, 8.1, 23.1                 Opinion and Consent of
                                                      Thacher Proffitt & Wood.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2003


                                                FINANCIAL ASSET SECURITIES CORP.


                                                By:   /s/ Frank Skibo
                                                      --------------------------
                                                Name:     Frank Skibo
                                                Title:    SVP














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                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                     Description
------            -----------                     -----------

1                 5.1, 8.1, 23.1                  Opinion and Consent of Counsel